Exhibit 99.1

ServiceSource Appoints Industry Veteran Gary B. Moore to Board of Directors

SAN FRANCISCO — Nov. 8, 2016 — ServiceSource (NASDAQ: SREV), the global leader in customer success and revenue lifecycle management solutions, today announced the appointment of Gary B. Moore to its Board of Directors. Moore brings over three decades of strategic, operational and executive leadership at world-class technology and services companies, including Cisco Systems, Inc. and Electronic Data Systems (EDS), with an exemplary track record driving transformation, growth acceleration and shareholder value creation.

“Gary’s renowned expertise, leadership and rich industry insight will be a tremendous asset to the Board and instrumental in furthering ServiceSource’s strategy,” said Bruce Dunlevie, lead independent director for ServiceSource. “On behalf of the Board, the company and our shareholders, I’m pleased to welcome Gary and look forward to his positive contributions to ServiceSource.”

“Helping to build and lead one of the world’s largest services organizations at Cisco, I am intimately familiar with the challenges faced by technology companies — and businesses across all industry sectors — to deliver value and outcomes to customers,” said Moore. “ServiceSource has a unique and compelling value proposition that helps companies grow and thrive in the midst of cloud transformation and digital disruption. I am honored to join the company at this exciting time and am eager to help support the Board and management team to fully capitalize on the opportunities in front of us.”

Prior to his retirement in June 2015 from Cisco, Moore’s 15-year career at the networking, communications and collaboration company resulted in extraordinary growth and value creation, helping lead the business from revenue of $22 billion to more than $49 billion. Moore joined the company as SVP of Advanced Services in 2001, and subsequently became EVP of Cisco Global Services. Under his leadership, Moore built Cisco Global Services into a best-in-class services organization with more than 10,000 employees that grew from $3 billion to nearly $10 billion in annual revenue with world-class margins. In 2011, Moore was named Cisco’s first COO and then President, where he led Cisco through a transformation that re-engaged employees, returned the company to growth, enhanced margins and increased the stock price by 70 percent.

“ServiceSource continues to evolve and differentiate itself as a market leader powering the world’s revenue relationships. The addition of Gary to our Board of Directors will be a major advantage for the company as we accelerate our move forward in the emerging outcome economy,” said Christopher M. Carrington, CEO of ServiceSource. “We’re thrilled to have him onboard and anticipate benefitting greatly from his extensive experience and deep understanding of the revenue and customer growth challenges that our clients face every day — challenges that ServiceSource is uniquely positioned to solve.”

With today’s appointment, the ServiceSource Board now consists of seven independent directors.

About Gary B. Moore

Gary B. Moore served most recently from October 2012 to June 2015 as President and COO of Cisco Systems, Inc., a global leader in networking and connectivity with more than $49 billion revenue and over 70,000 employees across more than 400 offices worldwide. Prior to his promotion to this role, Moore was named the first COO in Cisco’s history in 2011. Moore joined Cisco in 2001 as Senior Vice President of the Advanced Services Division and ultimately went on to lead Cisco Global Services, where he inspired a team that more than tripled the business to nearly $10 billion over a decade. Prior to joining Cisco, Moore was President and CEO of Netigy, a network consulting business. Moore began his career in 1973 at Electronic Data Systems (EDS) where he held a number of executive roles over a 26-year career. Among his many contributions, Moore created and led EDS’ global E-solutions business unit to more than $2 billion revenue and over 20,000 employees. Additionally, Moore was a member of EDS’ Global Operations Council where he was responsible for multiple business units, including manufacturing, retail and distribution customers globally. Moore also led the formation of EDS’s JV with Hitachi Limited, Hitachi Data Systems, where he was the founding President and CEO during its initial three years of operations.

Moore is a part-time Executive in Residence at The Ohio State University Fisher College of Business, working in the areas of Operational Excellence, Cyber Security and Mid-Market studies. In addition to the ServiceSource Board of Directors, Moore also serves on the board for privately-held vArmour Networks, Inc., Finjan Holdings, Inc. (NASDAQ: FNJN) and on KLA-Tencor Corporation’s (NASDAQ: KLAC) board as a member of the compensation committee. His past board involvement includes VCE, the Smithsonian Institution, Unigraphics Solutions, A.T. Kearney, Japan Systems Limited and Hitachi Data Systems. Moore’s experience also includes a four-year tour of duty with the U.S. Army.

About ServiceSource

ServiceSource (NASDAQ:SREV) provides the world’s leading B2B companies with expert, technology-enabled solutions and best-practice processes proven to grow and retain revenue from existing customers. With a holistic approach to the entire revenue lifecycle, ServiceSource solutions help companies drive customer adoption, expansion and renewal. Only ServiceSource brings to market more than 17 years of exclusive focus on customer success and revenue growth, global deployments across 40 languages and 200 countries, and a powerful, purpose-built Revenue Lifecycle Management technology platform. For more information, go to www.servicesource.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding our value proposition, business opportunities, challenges, and growth prospects. These forward-looking statements are based on our current assumptions and beliefs, and involve risks and uncertainties that could cause our results to differ materially from those expressed or implied in our forward-looking statements. Those risks and uncertainties include, without limitation, fluctuations in our quarterly results of operations; our technology; the risk of material defects or errors in our software offerings or their failure to meet customer expectations; the ability to integrate our technology offerings with other third-party applications used by our customers; errors in estimates as to the renewal rate improvements and/or service revenue we can generate for our customers; our ability to grow the market for service revenue management; changes in market conditions that impact our ability to sell our solutions and/or generate service revenue on our customers’ behalf; the possibility that our estimates of service revenue opportunity under management and other metrics may prove inaccurate; demand for our offering that falls short of expectations; the potential effect of mergers and acquisitions on our customer base; our ability to keep customer data and other confidential information secure; our ability to adapt our solution to changes in the market or new competition; our ability to achieve our expected benefits from international expansion; our ability to protect our intellectual property rights; the risk of claims that our offerings infringe the intellectual property rights of others; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our periodic reports and registration statements filed with the Securities and Exchange Commission, which can be obtained online at the Commission’s website at http://www.sec.gov. All forward-looking statements in this press release are based on information currently available to us, and we assume no obligation to update these forward-looking statements.

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